One Group® Investment Trust

Supplement Dated September 3, 2004 to

One Group Investment Trust Prospectus

dated May 1, 2004

The following information is intended to supplement and update the information in the above-referenced prospectus. This supplement is not an offer to sell shares of any Portfolio and should be read with the above-referenced prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (“BOIA”) and One Group Administrative Services, Inc. (“OGA”), merged into JPMorgan Chase & Co. BOIA and OGA are the investment adviser and the administrator, respectively, to One Group Investment Trust. As a consequence of the merger, on that date BOIA and OGA became affiliates of both J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Investment Trust approved a series of initiatives that are designed to further integrate and streamline the operations of One Group Investment Trust, One Group Mutual Funds and the JPMorgan Funds. As it relates to One Group Investment Trust, this will include, among other things, (i) electing a single board of trustees and senior officers; (ii) proposing certain changes to fundamental investment policies of the Portfolios; and (iii) engaging certain common service providers.

•	Election of a Single Board of Trustees and Senior Officers: At the meeting of shareholders of One Group Investment Trust scheduled to be held on January 20, 2005, shareholders of One Group Investment Trust will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Investment Trust and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders, this 13-member Board of Trustees will take office effective February 19, 2005. On August 12, 2004, the Board of Trustees of One Group Investment Trust elected George C.W. Gatch as President of One Group Investment Trust as of September 15, 2004. Mr. Gatch is currently the President of the JPMorgan Funds. Effective September 15, 2004, One Group Investment Trust and the JPMorgan Funds will also have the following senior officers in common: Robert L. Young, Senior Vice President; Patricia A. Maleski, Vice President and Chief Administrative Officer; Stephanie J. Dorsey, Treasurer; and Stephen M. Ungerman, Chief Compliance Officer.

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Fundamental Investment Policies and/or Restrictions: On August 12, 2004, the Board of Trustees of One Group Investment Trust voted to recommend that shareholders of the Portfolios approve the amendment of certain of the Portfolios’ fundamental investment policies and/or restrictions and the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (“1940 Act”). The proposed changes in certain of the Portfolios’ fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize the fundamental investment policies and/or restrictions of the Portfolios that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of the Portfolios will allow the Portfolios greater flexibility to respond to future investment opportunities, BOIA has indicated to the Board of Trustees of One Group Investment Trust that it does not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the Portfolios or the manner in which the Portfolios are managed. Shareholders of the Portfolios will be asked to vote on these proposals at a shareholder meeting scheduled to be held January 20, 2005.

•	Common Service Providers: By February 19, 2005, One Group Investment Trust will have certain new service providers as specified below.

•	Investment Advice. Each Portfolio will continue to contract for investment advisory services from BOIA, as described in the current prospectus.

•	Transfer Agency. On August 12, 2004, the Board of One Group Investment Trust approved an agreement with Boston Financial Data Services, Inc. (“BFDS”) to act as the Portfolios’ transfer and dividend distribution agent. The transition to BFDS from the Portfolios’ current transfer and dividend distribution agent, State Street Bank and Trust Company, an affiliate of BFDS, is expected to be completed in February 2005.

•	Custody. On August 12, 2004, the Board of Trustees of One Group Investment Trust approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA and OGA to act as the Portfolios’ custodian. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Investment Trust, is expected to begin in October 2004 and be completed in December 2004.

•	Securities Lending. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Investment Trust in connection with its securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Investment Trust approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Investment Trust. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Investment Trust is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA and OGA.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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